UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2011

NICOR INC
(predecessor company to OTTAWA ACQUISITION LLC)
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2863847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On December 9, 2011, Nicor Inc. (the “Company”), previously an Illinois corporation, completed its previously announced merger with Apollo Acquisition Corp. (“Merger Sub”), an Illinois corporation and a wholly owned subsidiary of AGL Resources Inc., a Georgia corporation (“AGL”).  Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of December 6, 2010, as amended (the “Merger Agreement”), by and among the Company, AGL, Merger Sub and Ottawa Acquisition LLC, an Illinois limited liability company and a wholly owned subsidiary of AGL (“Merger LLC”), Merger Sub was merged with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger (the “Surviving Corporation”), which was immediately followed after the effective time of the Merger (the “Effective Time”) by the merger of the Surviving Corporation with and into Merger LLC (the “Subsequent Merger,” and together with the Merger, the “Transaction”), with Merger LLC as the surviving entity in the Subsequent Merger.  As a result of the Merger, the Company became a wholly owned subsidiary of AGL and as a result of the Subsequent Merger, Merger LLC (as the successor to the Company) continues to exist as a wholly owned subsidiary of AGL.

At the Effective Time, each issued and outstanding share of common stock of the Company (other than shares of Company common stock held in treasury by the Company or owned of record by the Company or any Company subsidiary or AGL, collectively the “Treasury and Parent-Owned Shares”) was converted into the right to receive consideration consisting of (i) $21.20 in cash, without interest, and (ii) 0.8382 of a share of AGL common stock (the “Merger Consideration”).  Immediately prior to the Effective Time, each share of restricted Company common stock vested in full and was converted into the right to receive the Merger Consideration, subject to withholding taxes.  Immediately prior to the Effective Time, each outstanding vested or unvested restricted stock unit in respect of Company common stock was cancelled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Company common stock subject to such restricted stock unit, and (ii) the value of the Merger Consideration, subject to withholding taxes.  In addition, immediately prior to the Effective Time, each option to purchase Company common stock outstanding was cancelled and converted into the right to receive a cash payment equal to the product of (A) the number of shares previously subject to such option and (B) the excess, if any, of (1) the value of the Merger Consideration over (2) the exercise price per share of the option, subject to withholding taxes.

The foregoing description of the Merger Agreement and the Transaction does not purport to be complete and is qualified in it is entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference.

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on December 9, 2011, the Company notified the New York Stock Exchange (the “NYSE”) and the Chicago Stock Exchange (the

 “CHX”) that each outstanding share of the Company’s common stock (other than Treasury or Parent-Owned Shares, which were cancelled as a result of the Merger) was converted into the right to receive (i) $21.20 in cash, without interest, and (ii) 0.8382 of a share of validly issued, fully paid and nonassessable shares of AGL, and requested that the NYSE and the CHX each file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to delisting of the Company’s common stock. On December 12, 2011, the shares of the Company, which traded under the symbol “GAS,” ceased trading on, and are being delisted from the NYSE and the CHX.  Additionally, the Company intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting suspension of reporting obligations under Sections 12(b) and 15(d) of the Exchange Act.

Item 3.03.   Material Modification to Rights of Security Holders.

The disclosures set forth under Item 2.01 above and Item 5.03 below are incorporated into this Item 3.03 by reference.

Item 4.01.    Changes in Registrant’s Certifying Accountant.

On October 31, 2011 and in connection with the Transaction, the Audit Committee of AGL’s board of directors (the “Audit Committee”) decided to authorize Deloitte & Touche LLP (“Deloitte”) as the Company’s independent public accountants and to engage PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent public accountants, effective as of the effective time of the Subsequent Merger.  The Audit Committee made the determination to engage PricewaterhouseCoopers to serve as the Company’s independent public accountants as part of its responsibility under the Sarbanes-Oxley Act of 2002 and related regulations adopted and proposed by the SEC and the New York Stock Exchange, which formally charge audit committees of public companies with the responsibility of evaluating, retaining and discharging a company’s independent auditor.

The reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and December 31, 2010, as applicable, and through the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosures.  A copy of Deloitte’s letter, dated December 15, 2011, stating its agreement with such statements is attached hereto as Exhibit 16.1.

During the Company’s fiscal years ended December 31, 2009 and December 31, 2010 and through the date of this Form 8-K, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.01.    Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a direct wholly owned subsidiary of AGL.  The disclosure set forth under Item 2.01 above is incorporated into this Item 5.01 by reference.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

By virtue of the Merger, each of Robert M. Beavers, Jr., Bruce P. Bickner, John H. Birdsall, III, Norman R. Bobins, Brenda J. Gaines, Raymond A. Jean, Dennis J. Keller, R. Eden Martin, Georgia R. Nelson, Armando J. Olivera, John Rau, John C. Staley and Russ M. Strobel, who collectively constituted the board of directors of the Company immediately prior to the Effective Time, ceased to be directors of the Company as of the Effective Time.  In addition, each of the named executive officers and the principal accounting officer of the Company, together with all of the other officers of the Company, ceased to hold their respective positions with the Company as of the effective time of the Subsequent Merger.

Upon completion of the Transaction, AGL became the sole member of Merger LLC (the Company’s successor).  Additionally, John W. Somerhalder, II became Merger LLC’s President, Andrew W. Evans became its Executive Vice President and Chief Financial Officer (as well as Merger LLC’s Manager) and Paul R. Shlanta became its Senior Vice President and Corporate Secretary.  None of the officers and directors will receive compensation for their services in these position beyond what they currently receive as employees of AGL.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2011, upon completion of the Merger and pursuant to the Merger Agreement, the Articles of Incorporation and Bylaws of Merger Sub became the Articles of Incorporation and Bylaws of Nicor Inc., as the Surviving Corporation.  A copy of the Amended and Restated Articles of Incorporation and Bylaws of the Surviving Corporation are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

On December 9, 2011, upon completion of the Transaction and pursuant to the Merger Agreement, the Articles of Organization and the Operating Agreement of Merger LLC in effect immediately prior to the Effective Time continued as the Articles of Organization and the Operating Agreement of Merger LLC as the surviving entity in the Subsequent Merger. A copy of the Articles of Organization and Operating Agreement of Merger LLC, as the surviving entity in the Subsequent Merger, are attached hereto as Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated herein by reference.  Following completion of the Transaction, Merger LLC amended its Operating Agreement to reflect Naperville, Illinois as Merger LLC’s principal place of business.  This amendment is attached hereto as Exhibit 3.5 and is incorporated herein by reference.

Item 8.01.    Other Events.

On December 9, 2011, AGL issued a press release announcing the completion of the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of December 6, 2010, by and among AGL Resources Inc., Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor Inc. (incorporated by reference from the Company’s Current Report on Form 8-K filed on December 7, 2010).

2.2
Waiver entered into as of February 4, 2011, by and among AGL Resources Inc., Apollo Acquisition Corp. and Nicor Inc. (incorporated by reference from the Company’s Current Report on Form 8-K filed on February 9, 2011).

3.1	Amended and Restated Articles of Incorporation of Nicor Inc., filed on December 9, 2011.
3.2	Bylaws of Apollo Acquisition Corp. (becoming the Bylaws of Nicor Inc. as of December 9, 2011).
3.3	Articles of Organization of Ottawa Acquisition LLC, as successor company to Nicor Inc., filed December 1, 2010.
3.4	Limited Liability Company Operating Agreement of Ottawa Acquisition LLC, as successor company to Nicor Inc., dated December 1, 2010.
3.5	Articles of Amendment to the Articles of Organization of Ottawa Acquisition LLC, as successor company to Nicor Inc., filed December 9, 2011.
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 15, 2011.
99.1	Press Release of AGL Resources Inc., dated December 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ottawa Acquisition LLC, as successor company to Nicor Inc.
(Registrant)
Date: December 15, 2011	/s/ Paul R. Shlanta
Paul R. Shlanta Senior Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of December 6, 2010, by and among AGL Resources Inc., Apollo Acquisition Corp., Ottawa Acquisition LLC and Nicor Inc. (incorporated by reference from the Company’s Current Report on Form 8-K filed on December 7, 2010).

2.2
Waiver entered into as of February 4, 2011, by and among AGL Resources Inc., Apollo Acquisition Corp. and Nicor Inc. (incorporated by reference from the Company’s Current Report on Form 8-K filed on February 9, 2011).

3.1	Amended and Restated Articles of Incorporation of Nicor Inc., filed on December 9, 2011.
3.2	Bylaws of Apollo Acquisition Corp. (becoming the Bylaws of Nicor Inc. as of December 9, 2011).
3.3	Articles of Organization of Ottawa Acquisition LLC, as successor company to Nicor Inc., filed December 1, 2010.
3.4	Limited Liability Company Operating Agreement of Ottawa Acquisition LLC, as successor company to Nicor Inc., dated December 1, 2010.
3.5	Articles of Amendment to the Articles of Organization of Ottawa Acquisition LLC, as successor company to Nicor Inc., filed December 9, 2011.
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated December 15, 2011.
99.1	Press Release of AGL Resources Inc., dated December 9, 2011.